                                 EXHIBIT 10.16
                PROMISSORY NOTE AND SECURITY AGREEMENT BETWEEN
                       INTERMEDICS INC.  AND THE COMPANY
                            DATED OCTOBER 20, 1995

                    PROMISSORY NOTE AND SECURITY AGREEMENT


$1,000,000                  Palm Coast, Florida                 October 20, 1995


        WHEREAS Intermedics Inc. ("Intermedics") and Cardiac Control Systems, Inc. ("CCS") are parties to an amended and restated supply contract dated April 2, 1993 (the "Supply Contract") under which CCS supplies leads to Intermedics and

        WHEREAS Intermedics and CCS are also parties to an amended and restated license agreement also dated April 2, 1993 (the "License Agreement") and

        WHEREAS Intermedics has agreed to loan CCS $1.0 million although Intermedics is not in the business of making loans and

        WHEREAS the purpose of the loan is to assist CCS in its refinancing efforts and to ensure Intermedics an uninterrupted supply of leads under the Supply Contract and

        WHEREAS CCS will repay the loan by way of certain withholdings which Intermedics will make from the price of packaged Leads which Intermedics purchases under the Supply Contract or, under certain circumstances set forth below, by a reduction of royalty payments under the License Agreement,

        NOW THEREFORE FOR VALUE RECEIVED, after date, without grace, in the manner, on the dates, and in the amounts herein stipulated, CCS (the "Borrower") promises to pay to the order of Intermedics (the "Holder") the principal sum of $1 million.

        1. The Borrower will pay 24.5% per annum simple interest on the unpaid and outstanding principal, computed and payable monthly. Principal and accrued interest will be due and payable as Holder purchases leads.

        2. Holder will retain $250 per lead from the price it pays Borrower under the Supply Contract for the first 4,000 packaged leads ordered after October 15, 1995, and $90 per packaged lead thereafter until CCS satisfies its obligations under the promissory note and security agreement. Holder will apply the amounts so retained first to interest and then to principal.

        3. If for any reason Borrower cannot or will not supply leads Holder under the Supply Contract, then Holder will retain from the royalty payments it owes under the License Agreement $250 per lead for the first 4,000 leads sold after such failure or refusal to supply and $90 per lead thereafter until CCS satisfies its obligations under the promissory note and security agreement. Holder will apply the amount so retained first to interest, then to principal.

     4. The attached schedules 1, 2 and 3 illustrate the allocation.

     5. The entire unpaid balance of principal and accrued interest, will be due and payable September 1, 1998. In addition, if a "current competitor of Intermedics," acquires a greater than 50 percent interest in Borrower, the entire unpaid balance (principal and accrued interest) will become immediately due and payable. For purposes of this Promissory Note and Security Agreement, "current competitor of Intermedics" has the same meaning as set forth in section
4.3 of the License Agreement. Also in addition, if Borrower should fail or refuse to supply Holder with leads under the Supply Agreement, the entire unpaid balance (principal and accrued interest) will become immediately due and payable. If Holder's ability to collect such balance under paragraph 3, above, appears doubtful, Holder may pursue any other remedy available to it to collect such balance.

     6. Each maker, surety, guarantor, and endorser waives demand, grace, notice, notice of intent to accelerate, presentment for payment, notice of acceleration and protest, and agrees and consents that this Promissory Note and Security Agreement may be renewed and the time of payment extended without notice and without releasing any of the parties.

     7. Borrower will have the right at any time to prepay this Promissory Note and Security Agreement in whole or in part without penalty.

     8. In the event of default in the making of any payment, either of principal or interest, interest will accrue at the maximum rate permitted by law.

     9. The Borrower hereby agrees to pay all of Holder's expenses incurred including reasonable attorney's fees, all of which will become a part of the principal hereof, if this Promissory Note and Security Agreement is placed in the hands of an attorney for collection or if collected by suit or through any probate, bankruptcy, or any other legal proceedings.

     10. Any deposits or other sums credited by or due from Holder to Borrower, and any other property of Borrower in the possession of Holder may be applied to or setoff, without limitation, against the payment of any obligations of Borrower due and payable under this Promissory Note and Security Agreement.

        11. If, from any circumstance, Holder will receive an amount that would exceed the highest lawful rate of interest, such amount that would be excessive interest will be applied to the reduction of the principal amount owing hereunder or will be refunded but will not be applied to the payment of interest or deemed interest.

        12. Borrower hereby grants to Holder a security interest in the proceeds of the sale to Holder of packaged leads ordered after October 15, 1995, to the extent of the amount Holder may retain under paragraph 2 above (whether such retention is allocated to interest or principal). Borrower further grants to Holder a security interest in the royalties Holder pays for leads sold after October 15, 1995, to the extent of the amount Holder may retain under paragraph 3 above (whether such retention is allocated to interest or principal). Such proceeds and such royalty are hereinafter called the "Collateral".

        13. The security interest granted hereunder will secure the payment and performance of all debts, liabilities and obligations of Borrower to Holder under this Promissory Note and Security Agreement. Borrower agrees to sign all documents Holder may reasonably require to perfect the security interest given under this Agreement.

        14. Borrower hereby represents and warrants that Holder will have first priority in the Collateral pledged as security hereunder. Borrower agrees to obtain any subordinations or partial subordinations, in a form reasonably acceptable to Holder, necessary ensure such priority.

        15. This Promissory Note and Security Agreement will be governed by and interpreted under the laws of the State of Florida.

        16. No waiver of any right or default by Holder will constitute a waiver of a subsequent right or default.

        17. This Promissory Note and Security Agreement is for the benefit of Holder and its successors and assigns and may be freely assigned by Holder.

        18. The recitals set forth above are hereby incorporated by reference herein.

                                        Cardiac Control Systems, Inc.

                                        By:  /s/ Alan J. Rabin
                                           ---------------------------------
                                             Alan J. Rabin, President

                                  Schedule 1

                    CARDIAC CONTROL SYSTEMS $1,000,000 LOAN
               (Loan Calculations For Illustrative Purposes Only)

                                              Revenue
                                     -----------------------------
          Quantity    Beginning      300 leads/mth   300 leads/mth                                Ending
            Leads       Loan          4000 leads      4000 leads      24.50%        Principal      Loan
Month     Purchased    Balance        @$250/lead      @$90/lead      Interest       Reduction     Balance
-----     ---------  ------------    -------------   -------------  ---------       ---------   -----------
 1          300      1,000,000.00      75,000.00                    20,416.67       54,583.33    945,416.67
 2          300        945,416.67      75,000.00                    19,302.26       55,697.74    889,718.92
 3          300        889,718.92      75,000.00                    18,165.09       56,834.91    832,884.02
 4          300        832,884.02      75,000.00                    17,004.72       57,995.28    774,888.73
 5          300        774,888.73      75,000.00                    15,820.64       59,179.36    715,709.38
 6          300        715,709.38      75,000.00                    14,612.40       60,387.60    655,321.78
 7          300        655,321.78      75,000.00                    13,379.49       61,620.51    593,701.26
 8          300        593,701.26      75,000.00                    12,121.40       62,878.60    530,822.67
 9          300        530,822.67      75,000.00                    10,837.63       64,162.37    466,660.30
10          300        466,660.30      75,000.00                     9,527.65       65,472.35    401,187.94
11          300        401,187.94      75,000.00                     8,190.92       66,809.08    334,378.86
12          300        334,378.86      75,000.00                     6,826.90       68,173.10    266,205.77
13          300        266,205.77      75,000.00                     5,435.03       69,564.97    196,640.80
14          300        196,640.80      25,000.00      18,000.00      4,014.75       38,985.25    157,655.55
15          300        157,655.55                     27,000.00      3,218.80       23,781.20    133,874.35
16          300        133,874.35                     27,000.00      2,733.27       24,266.73    109,607.62
17          300        109,607.62                     27,000.00      2,237.82       24,762.18     84,845.44
18          300         84,845.44                     27,000.00      1,732.26       25,267.74     59,577.70
19          300         59,577.70                     27,000.00      1,216.38       25,783.62     33,794.08
20          300         33,794.08                     27,000.00        689.96       26,310.04      7,484.04
21           85          7,484.04                      7,636.84        152.80        7,484.04          0.00
22
23
24
25
26
27
28
29
30
          -----                     ------------     ----------    ----------    ------------
Totals    6,085                     1,000,000.00     187,636.84    187,636.84    1,000,000.00

                                  Schedule 2

                    CARDIAC CONTROL SYSTEMS $1,000,000 LOAN
               (Loan Calculations For Illustrative Purposes Only)

                                                Revenue
                                     -----------------------------
          Quantity    Beginning      400 leads/mth   400 leads/mth                                Ending
            Leads       Loan          4000 leads      4000 leads      24.50%        Principal      Loan
Month     Purchased    Balance        @$250/lead      @$90/lead      Interest       Reduction     Balance
-----     ---------  ------------    -------------   -------------  ---------       ---------   -----------
 1          400      1,000,000.00     100,000.00                    20,416.67       79,583.33    920,416.67
 2          400        920,416.67     100,000.00                    18,791.84       81,208.16    839,208.51
 3          400        839,208.51     100,000.00                    17,133.84       82,866.16    756,342.35
 4          400        756,342.35     100,000.00                    15,441.99       84,558.01    671,784.34
 5          400        671,784.34     100,000.00                    13,715.60       86,284.40    585,499.93
 6          400        585,499.93     100,000.00                    11,953.96       88,046.04    497,453.89
 7          400        497,453.89     100,000.00                    10,156.35       89,843.65    407,610.24
 8          400        407,610.24     100,000.00                     8,322.04       91,677.96    315,932.28
 9          400        315,932.28     100,000.00                     6,450.28       93,549.72    222,382.57
10          400        222,382.57     100,000.00                     4,540.31       95,459.69    126,922.88
          -----                     ------------                   ----------    ------------
Sub Total 4,000                     1,000,000.00                   126,922.88      873,077.12

11          400        126,922.88                     36,000.00      2,591.34       33,408.66     93,514.22
12          400         93,514.22                     36,000.00      1,909.25       34,090.75     59,423.47
13          400         59,423.47                     36,000.00      1,213.23       34,786.77     24,636.70
14          280         24,636.70                     25,139.70        503.00       24,636.70          0.00
15
16
17
18
19
20
          -----                                      ----------    ----------    ------------
          1,480                                      133,139.70      6,216.82      126,922.88
21
22
23
24
25
26
27
28
29
30
          -----                     ------------     ----------    ----------    ------------
Totals    5,480                     1,000,000.00     133,139.70    133,139.70    1,000,000.00

                                  Schedule 3

                    CARDIAC CONTROL SYSTEMS $1,000,000 LOAN
               (Loan Calculations For Illustrative Purposes Only)

                                           Revenue  Variable
                                     -----------------------------
          Quantity    Beginning      # Leads/mth     # Leads/mth                                  Ending
            Leads       Loan          4000 leads      4000 leads      24.50%        Principal      Loan
Month     Purchased    Balance        @$250/lead      @$90/lead      Interest       Reduction     Balance
-----     ---------  ------------    -------------   -------------  ---------       ---------   -----------
 1          320      1,000,000.00      80,000.00                    20,416.67       59,583.33    940,416.67
 2          410        940,416.67     102,500.00                    19,200.17       83,299.83    857,116.84
 3          460        857,116.84     115,000.00                    17,499.47       97,500.53    759,616.31
 4          300        759,616.31      75,000.00                    15,508.83       59,491.17    700,125.14
 5          430        700,125.14     107,500.00                    14,294.22       93,205.78    606,919.36
 6          490        606,919.36     122,500.00                    12,391.27      110,108.73    496,810.63
 7          380        496,810.63      95,000.00                    10,143.22       84,856.78    411,953.85
 8          360        411,953.85      90,000.00                     8,410.72       81,589.28    330,364.58
 9          450        330,364.58     112,500.00                     6,744.94      105,755.06    224,609.52
10          400        224,609.52     100,000.00                     4,585.78       95,414.22    129,195.30
          -----                     ------------                   ----------    ------------
Sub Total 4,000                     1,000,000.00                   129,195.30      870,804.70

11          490        129,195.30                     44,100.00      2,637.74       41,462.26     87,733.03
12          570         87,733.03                     51,300.00      1,791.22       49,508.78     38,224.25
13          434         38,224.25                     39,004.66        780.41       38,224.25          0.00
14
15
16
17
18
          -----                                      ----------    ----------    ------------
Sub Total 1,494                                      134,404.66      5,209.37      129,195.29

19
20
21
22
23
24
25
26
27
28
29
30
          -----                     ------------     ----------    ----------    ------------
Totals    5,494                     1,000,000.00     134,404.66    134,404.66    1,000,000.00